SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:     July 10, 1996
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                             (Packager and Servicer)
                              (Issuer in Respect of
     Multifamily/Commercial Mortgage Pass-Through Certificates Series 1996-MC1)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     Delaware                       3-25068;33-63924             13-3408716
 (STATE OR OTHER JURIS-              (COMMISSION              (I.R.S. EMPLOYER
  DICTION OF ORGANIZATION)            FILE  NOS.)            IDENTIFICATION NO.)


     399 Park Avenue, New York, New York                                10043
- ----------------------------------------                                -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


     Registrant's Telephone Number, including area code (212) 793-5880


     (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT.)





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Item 2.     Acquisition of Disposition of Assets

Description of the Certificates and the Mortgage Pool

     On July 10, 1996, a single series of certificates, entitled Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1996-MC1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 1996, among Mortgage Capital Funding, Inc., as Sponsor (the "Sponsor"), Citibank, N.A. ("Citibank"), as Mortgage Loan Seller, GMAC Commercial Mortgage Corporation, as Master Servicer, Hanford/Healy Asset Management Company, as Special Servicer, and State Street Bank and Trust Company, as Trustee and REMIC Administrator. The Certificates consist of sixteen classes identified as the "Class X-1 Certificates", the "Class X-2 Certificates", the "Class A-1 Certificates", the "Class A-2A Certificates", the "Class A-2B Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class R-I Certificates" and the "Class R-II Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 162 conventional, fixed and adjustable rate, multifamily and commercial mortgage loans (the "Mortgage
Loans"), having, as of the close of business on July 1, 1996 (the "Cut-off Date"), an aggregate principal balance of $482,357,812 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Sponsor acquired the Trust Fund assets from Citibank, an affiliate of the Sponsor, pursuant to a mortgage loan purchase agreement (the "Mortgage Loan Purchase Agreement") attached hereto as Exhibit 99.1, dated as of June 27, 1996, between the Sponsor and Citibank. The Sponsor sold the Class X-1, Class X-2, Class A-1, Class A-2A, Class A-2B, Class B, Class C, Class D, Class E and Class F Certificates to Citibank and Goldman, Sachs & Co. ("Goldman"), as underwriters (the "Underwriters"), pursuant to an underwriting agreement (the "Underwriting Agreement") dated June 27, 1996, attached hereto as Exhibit 1.1. The Sponsor sold the Class G, Class H, Class J, Class K, Class R-I and Class R-II Certificates to Citibank and Goldman, as initial purchasers pursuant to a certificate purchase agreement (the "Certificate Purchase Agreement"), dated June 27, 1996, attached hereto as Exhibit 1.2.

     The Class A-1 Certificates have an initial stated principal balance (a "Certificate Balance") of $29,966,951. The Class A-2A Certificates have an initial Certificate Balance of $150,000,000. The Class A-2B Certificates have an initial Certificate Balance of $145,624,000. The Class B Certificates have an initial Certificate Balance of $14,470,000. The Class C Certificates have an initial Certificate Balance of $31,353,000. The Class D Certificates have an initial Certificate Balance of $19,294,000. The Class E Certificates have an initial Certificate Balance of $16,882,000. The Class F Certificates have an initial Certificate Balance of $7,235,000. The Class X-1 and Class X-2 Certificates will not have Certificate Balances, but in each case will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to: (i) in the case of the Class X-1 Certificates, the aggregate Stated Principal Balance of the Group 1 Loans outstanding from time to time: (ii) in the case of the Class X-2 Certificates, 99.9% of the aggregate Stated Principal Balance



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of all the Mortgage Loans outstanding from time to time. The Class R-I and Class
R-II Certificates each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


Item 7.  Financial Statements and Exhibits

            (a)     Not applicable

            (b)     Not applicable

            (c)     Exhibits


Exhibit No.                                              Description

     1.1                Underwriting  Agreement  dated  June  27,  1996,  among
                    Mortgage Capital Funding, Inc., as Sponsor, Citicorp, and Citibank, N.A. and Goldman, Sachs & Co., as underwriters.



     1.2                Certificate Purchase Agreement dated June 27, 1996,
                    among Mortgage Capital Funding, Inc., as Sponsor, Citicorp, and Citibank, N.A. and Goldman, Sachs & Co., as initial purchasers.

     4.1                Pooling  and  Servicing  Agreement  dated  as of July 1,
                    1996,  among  Mortgage   Capital   Funding,   Inc.,  as
                    Sponsor, Citibank,   N.A.,   as  Mortgage   Loan  Seller,
                    GMAC  Commercial   Mortgage   Corporation,   as
                    Master Servicer, Hanford/Healy       Asset      Management
                    Company, as Special    Servicer,  and State  Street Bank
                    and Trust Company, as   Trustee         and         REMIC
                    Administrator.

     99.1               Mortgage  Loan  Purchase  Agreement  dated  as  of  June
                    27, 1996, between Mortgage Capital Funding, Inc., as purchaser, and Citibank, N.A., as seller.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORTGAGE CAPITAL FUNDING, INC.
(Registrant)

By: /s/ Richard L. Jarocki, Jr.
Richard L. Jarocki, Jr.
Vice President


     Dated: July 25, 1996

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